UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 15, 2019

American Renal Associates Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37751	27-2170749
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

500 Cummings Center, Suite 6550 Beverly, Massachusetts	01915
(Address of registrant’s principal executive office)	(Zip code)
(978) 922-3080
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☒
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ARA	New York Stock Exchange

Item 2.02	Results of Operations and Financial Condition.
Preliminary Operating Data and Unaudited Financial Information
On April 26, 2019, American Renal Holdings Inc. (“ARH”), an indirect wholly owned subsidiary of American Renal Associates Holdings, Inc. (the “Company”), entered into Amendment No. 1 (the “Amendment”) to its Credit Agreement, dated June 22, 2017 (the “Credit Agreement”). As required by the Amendment, the Company is providing certain preliminary operating data and unaudited balance sheet information as of March 31, 2019.
Preliminary Operating Data for First Quarter 2019
As of March 31, 2019, the Company provided services at 243 outpatient dialysis clinics serving 17,018 patients, compared to 228 outpatient dialysis clinics serving 15,776 patients as of March 31, 2018.
Clinic Activity: During the first quarter of 2019, the Company opened two de novo clinics, acquired two clinics and sold two clinics. As of March 31, 2019, the Company had 24 signed clinics scheduled to open in the future.
Treatment Volume and Mix: Total dialysis treatments for the first quarter of 2019 were 591,365, representing an increase of 5.8% over the first quarter of 2018. Non-acquired treatment growth was 3.9%, and acquired treatment growth was 1.9% for the first quarter of 2019. First quarter 2019 normalized total treatment growth was 7.2%, and normalized non-acquired treatment growth was 5.3% as compared to the prior year period.
The following table summarizes the percentage of total dialysis treatments performed by payor source for the periods indicated.

	Three Months Ended March 31,
Source of Treatments Performed:	2019	2018
Medicare and Medicare Advantage	80.9%	80.8%
Commercial and other (1)	11.5%	12.0%
Medicaid and Managed Medicaid	6.7%	6.3%
Other (2)	0.9%	0.9%
	100.0%	100.0%
________________

(1)
Principally commercial insurance companies and also includes the U.S. Department of Veterans Affairs (“VA”), which we refer to collectively as “Commercial and other.” Treatments accounted for by Affordable Care Act-compliant plans were 0.8% and 1.0% in the quarters ended March 31, 2019 and 2018, respectively. Treatments accounted for by VA plans were 2.6% and 2.4% in the quarters ended March 31, 2019 and 2018, respectively.

(2)	Other sources of revenues include hospitals and patient pay. “Patient pay” revenues consist primarily of payments received directly from patients who are uninsured or self-pay.
The percentage of treatments by payor source does not necessarily correlate with our results of operations or margins in any given period because of a number of other factors, including the effect of the difference in rates per treatment associated with each payor.
Preliminary Unaudited Balance Sheet Information
As previously disclosed, the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of the Company has been conducting an examination of the Company’s revenue recognition methodology and related accounting matters, such as internal control over financial reporting related to revenue recognition and related matters. In addition, on March 27, 2019, the Company filed a Current Report on Form 8-K (the “March 27 Form 8-K”) that, among other things, described the Board’s determination that the Company’s previously issued consolidated financial statements and other financial data for certain prior fiscal periods identified therein should be restated and should no longer be relied upon.

The Audit Committee’s review is continuing. Neither the Board nor the Audit Committee has completed a review of the Company’s financial condition or results of operations as of and for the fiscal year ended December 31, 2018 or the fiscal quarter ended March 31, 2019. In addition, the Company’s independent registered public accounting firm has not audited, reviewed or compiled, examined or performed any procedures with respect to the Company’s financial condition or results of operations as of and for the fiscal year ended December 31, 2018 or the fiscal quarter ended March 31, 2019, nor have they expressed any opinion or any other form of assurance on the estimates set forth below.
The information set forth below should not be viewed as a substitute for the Company’s financial statements prepared in accordance with GAAP, which will be available only after the Company files its Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (the “2018 Form 10-K”) and its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2019 (the “Q1 Form 10-Q”). These estimates are forward-looking statements and are not guarantees of the financial condition or results of operations as of and for the fiscal quarter ended March 31, 2019. Actual results may differ materially from those described herein.
The following table sets forth selected preliminary, unaudited balance sheet information as of March 31, 2019.

	As of March 31, 2019
(in millions)	Total ARA	ARA “Owned”
Cash (other than clinic-level cash) (1)	$18.4	$18.4
Clinic-level cash (2)	46.5	24.2
Total cash	$64.9	$42.6

Debt (other than clinic-level debt) (3)	$474.7	$474.7
Clinic-level debt	127.9	67.9
Unamortized debt discounts and fees	(7.7)	(7.5)
Total debt (4)(5)	$595.0	$535.1

Adjusted owned net debt (total debt - total cash) (6)		$492.5
________________

(1)	Reflects unrestricted cash and cash equivalents of the Loan Parties (as defined in the Credit Agreement).

(2)	Reflects unrestricted cash and cash equivalents of Restricted Subsidiaries (as defined in the Credit Agreement) that are not Loan Parties.

(3)	Includes $40.5 million drawn on our revolving credit facility. As of March 31, 2019, we had no swing-line loans outstanding.

(4)
The aggregate principal amount of (i) debt for borrowed money, (ii) debt evidenced by notes or similar instruments and (iii) capital leases of ARH and its Restricted Subsidiaries as of March 31, 2019 was $595.0 million.

(5)	Figures may not add due to rounding.

(6)	Please see below for a description of “Adjusted owned net debt.”
Conference Call for Interested Investors and Other Parties
The Company will host a conference call on Monday, May 20, 2019 at 4:30 p.m. (Eastern Time) to review the preliminary Q1 2019 operating data and balance sheet information referenced above. As a result of the ongoing nature of the Audit Committee review, the Company will be unable to comment on the status of the Audit Committee review or Q1 2019 operating or financial information other than that provided herein. The conference call can be accessed live over the phone by dialing (877) 407-8029, or for international callers (201) 689-8029. The conference ID for the live call and the replay is 13683471.

Use of Non-GAAP Financial Measures
We present Adjusted owned net debt above because we believe it is a useful metric to evaluate the Company’s share of interests in the cash on our consolidated balance sheet and the debt of the Company. “Adjusted owned net debt” is defined as debt (other than clinic-level debt) plus clinic-level debt guaranteed by our wholly owned subsidiaries less unamortized debt discounts and fees less cash (other than clinic-level cash) less the Company’s pro rata interest in clinic-level cash.
As provided in General Instruction B.2 of Form 8-K, the information in this Item 2.02 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Forward-Looking Statements
Statements in this Current Report on Form 8-K that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the number of clinics anticipated to be added, the Audit Committee’s review and related matters and the preliminary operating data and unaudited financial information, are based upon currently available information, operating plans and projections about future events and trends. Terminology such as “anticipate,” “believe,” “contemplate,” “estimate,” “expect,” “forecast,” “intend,” “may,” “objective,” “outlook,” “plan,” “potential,” “project,” “seek,” “should,” “strategy,” “target” or “will” or variations of such words or similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such terms. Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from those predicted in such forward-looking statements. Such risks and uncertainties include: that the Audit Committee’s review of the matters described above is ongoing, including with respect to the amounts at issue and the periods to which they relate; that the Audit Committee’s review of the matters described above may take longer to complete than currently anticipated; that the Company may take longer to file its 2018 Form 10-K and Q1 Form 10-Q than currently anticipated; that the 2018 Form 10-K expects to include restatements of the Company’s financial statements for prior periods; and that the Company expects to report one or more material weaknesses in the Company’s internal control over financial reporting and to conclude that its disclosure controls and procedures required by the Securities Exchange Act of 1934 were not effective.
For additional information and other factors that could cause the Company’s actual results to materially differ from those set forth herein, please see the Company’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC and subsequent reports on Forms 10-Q and 8-K. Investors are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN RENAL ASSOCIATES HOLDINGS, INC.

Dated: May 15, 2019	By:	/s/ Mark Herbers
	Name:	Mark Herbers
	Title:	Interim Chief Financial Officer